Exhibit (a)(1)(B)

Letter of Transmittal

To Tender Ordinary Shares

Pursuant to the Offer to Purchase for Cash

Dated August 14, 2008

By

JACADA LTD.

of

Up to 4,000,000 of its Ordinary Shares

at a Purchase Price Not Greater Than $4.00 nor Less Than $3.50 Per Share

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 5:00 P.M., NEW YORK TIME, OR 12:00 MIDNIGHT ISRAEL TIME, ON SEPTEMBER 15, 2008,

UNLESS THE OFFER IS EXTENDED.

The U.S. Depositary for the offer is:

American Stock Transfer & Trust Company

By Hand/Overnight Courier:	By Facsimile	By Mail:
(to Eligible Institutions only):
American Stock Transfer & Trust Company		American Stock Transfer & Trust Company
Operations Center	(718) 234-5001	Operations Center
Attn: Reorganization Department		Attn: Reorganization Department
6201 15th Avenue	Confirm by Telephone:	P.O. Box 2042
Brooklyn, New York 11219	Toll-free (877) 248-6417	New York, New York 10272-2042
(718) 921-8317

Delivery of this Letter of Transmittal and all other documents to an address other than as set forth above will not constitute a valid delivery.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. IF APPLICABLE TO YOU, MAKE SURE YOU COMPLETE (1) THE DECLARATION FORM (“DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES”) INCLUDED HEREIN TO PREVENT ISRAELI WITHHOLDING TAX AND/OR (2) SUBSTITUTE FORM W-9 INCLUDED HEREIN OR THE IRS FORM W-8 INCLUDED HEREIN (OR OTHER APPLICABLE FORM W-8), AS APPLICABLE, TO PREVENT U.S. BACKUP WITHHOLDING TAX, IN EACH CASE, ON ANY CASH PAYMENT PAYABLE TO YOU PURSUANT TO THE OFFER.

SUBJECT TO APPLICABLE LAW, THE OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR THE ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

The instructions set forth in the Letter of Transmittal should be read carefully before it is completed.

DESCRIPTION OF ORDINARY SHARES TENDERED

Names(s) and Address(es) of Registered Holder(s) (Please Fill in, if blank)	Share Certificate(s) and Shares(s) Tendered (Please attach additional signed list, if necessary)

	Ordinary Share Certificate Number(s)(1)	Total Number of Ordinary Shares Represented by Share Certificate(s)(1)	Number of Ordinary Shares Tendered(2)

Total Shares Tendered

(1)    Need not be completed by shareholders who deliver Shares by book-entry transfer (“Book-Entry Shareholders”).

(2)    Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

☐       Check here if Share Certificates have been lost or mutilated. See Instruction 13.

Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all shares tendered are purchased due to proration, shares will be selected for purchase by AST. See Instruction 14.

1st: __________________ 2nd: __________________ 3rd: __________________ 4th: __________________

This Letter of Transmittal is to be used either if (i) certificates for ordinary shares of Jacada are to be forwarded herewith, or (ii) unless an agent’s message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company LLC (“AST”) at The Depository Trust Company (“DTC”), as the book-entry transfer facility, pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Tendering shareholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their shares and all other documents required hereby to AST prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase) must tender their shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Your attention is directed in particular to the following:

1. If you want to retain your shares, you do not need to take any action.

2. If you want to participate in the Offer (as defined below) and wish to maximize the chance of having Jacada accept for payment all the shares you are tendering, you should check the box marked “Shares Tendered at Price Determined Under the Offer” below and complete the other portions of this Letter of Transmittal as appropriate. If you agree to accept the purchase price determined in the Offer, your shares will be deemed to be tendered at the minimum price of $3.50 per share. YOU SHOULD UNDERSTAND THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $3.50 PER SHARE.

3. If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned “Shares Tendered at Price Determined by Shareholder” below and complete the other portions of this Letter of Transmittal as appropriate.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO AST.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE U.S. DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution: _____________________________________________________

Account Number: _______________________________________________________________

Transaction Code Number: ________________________________________________________

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO AST. ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owners(s): ___________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________________

Name of Institution that Guaranteed Delivery: _________________________________________

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1) SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER (SEE INSTRUCTION 5)

By checking ONE of the following boxes INSTEAD OF THE BOX BELOW UNDER “(2) Shares Tendered at Price Determined Under the Offer,” the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price determined by Jacada for the shares is less than the price checked below. A SHAREHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

☐ $3.50	☐ $3.80

☐ $3.60	☐ $3.90

☐ $3.70	☐ $4.00

OR

(2) SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER (SEE INSTRUCTION 5)

By checking the box below INSTEAD OF ONE OF THE BOXES ABOVE UNDER “(1) Shares Tendered at Price Determined by Shareholder,” the undersigned hereby tenders shares at the purchase price, as the same shall be determined by Jacada in accordance with the terms of the Offer. For purposes of determining the purchase price, those shares that are tendered by the undersigned agreeing to accept the purchase price determined in the Offer will be deemed to be tendered at the minimum price of $3.50 per share.

☐	The undersigned wants to maximize the chance of having Jacada purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares at, and is willing to accept, the purchase price determined by Jacada in accordance with the terms of the Offer. THE UNDERSIGNED SHOULD UNDERSTAND THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $3.50 PER SHARE.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

Ladies and Gentlemen:

The undersigned hereby tenders to Jacada Ltd. (“Jacada”) the above-described ordinary shares, par value NIS 0.01 per share (the “shares”) of Jacada, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions set forth in Jacada’s Offer to Purchase dated August 14, 2008 (the “Offer to Purchase”), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged. Unless the context otherwise requires, all references to the shares shall refer to the ordinary shares of Jacada.

Subject to and effective on acceptance for payment of, and payment for, the shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Jacada, all right, title and interest in and to all the shares that are being tendered hereby and irrevocably constitutes and appoints American Stock Transfer & Trust Company LLC (“AST”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such shares, to (a) deliver certificates for such shares or transfer ownership of such shares on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of Jacada, (b) present such shares for cancellation and transfer on Jacada’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when the same are accepted for purchase by Jacada, Jacada will acquire good title thereto, free and clear of all security interests, liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by AST or Jacada, execute and deliver any additional documents deemed by AST or Jacada to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby, all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Jacada on the terms and subject to the conditions of the Offer.

It is a violation of the SEC’s Rule 14e-4 for a person acting alone or in concert with others, directly or indirectly, to tender shares for such person’s own account unless at the time of tender and at the Expiration Time such person has a “net long position” in (a) at least the number of shares that are tendered and will deliver or cause to be delivered such shares for the purpose of tender to Jacada within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into the number shares that is tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exchange or exercise to the extent required by the terms of the Offer and will deliver or cause to be delivered such shares within the period specified in the Offer. Rule 14e-4 also provides a similar restriction on the tender or guarantee of a tender on behalf of another person. A tender of shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the undersigned’s representation and warranty to Jacada that (a) the undersigned has a “net long position” in shares or other securities at least equal to the shares being tendered within the meaning of Rule 14e-4, and (b) such tender of shares complies with Rule 14e-4.

The undersigned understands that Jacada will, upon the terms and subject to the conditions of the Offer, determine a single per share purchase price, not greater than $4.00 nor less than $3.50 per share, that it will pay for shares properly tendered and not properly withdrawn prior to the Expiration Time in the Offer, taking into account the number of shares so tendered and the prices specified by tendering shareholders. The undersigned understands that Jacada will select the lowest purchase price (in multiples of $0.10) within the price range specified above that will allow it to purchase 4,000,000 of shares, or a lower amount depending on the number of shares properly tendered, subject to its right to amend the Offer to the extent permitted by law. The undersigned understands that all shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that Jacada will return at its expense all other shares, including shares tendered at prices greater than the purchase price and not properly withdrawn and shares not purchased because of proration, promptly following the Expiration Time.

In participating in the Offer to purchase for cash, the undersigned acknowledges that: (1) the Offer is established voluntarily by Jacada, it is discretionary in nature and it may be extended, modified, suspended or terminated by Jacada as provided in the Offer; (2) the undersigned is voluntarily participating in the Offer; (3) the future value of Jacada’s ordinary shares is unknown and cannot be predicted with certainty; (4) the undersigned has consulted his or her tax and financial advisors with regard to how the Offer will impact his or her personal situation; (5) any foreign exchange obligations triggered by the undersigned’s tender of shares or the recipient of proceeds are solely his or her responsibility; and (6) regardless of any action that Jacada takes with respect to any or all income/capital gains tax, social security or insurance, transfer tax or other tax-related items (“Tax Items”) related to the offer and the disposition of shares, the undersigned acknowledges that the ultimate liability for all Tax Items is and remains his or her sole responsibility. In that regard, the undersigned authorizes Jacada to withhold all applicable Tax Items legally payable by the undersigned.

The undersigned consents to the collection, use and transfer, in electronic or other form, of the undersigned’s personal data as described in this document by and among, as applicable, Jacada, its subsidiaries, and third party administrators for the exclusive purpose of implementing, administering and managing his or her participation in the Offer.

The undersigned understands that Jacada holds certain personal information about him or her, including, as applicable, but not limited to, the undersigned’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, nationality, any ordinary shares held in Jacada, details of all options or any other entitlement to shares outstanding in the undersigned’s favor, for the purpose of implementing, administering and managing his or her share ownership (“Data”). The undersigned understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Offer, that these recipients may be located in his or her country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than his or her country. The undersigned understands that he or she may request a list with the names and addresses of any potential recipients of the Data. The undersigned authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the offer, including any requisite transfer of such Data as may be required to a broker or other third party with whom held any shares. The undersigned understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Offer. The undersigned understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost. The undersigned understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Offer. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the undersigned understands that he or she may contact AST.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for payment of the purchase price and return any certificates for shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price and return any certificate for shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price and return any certificates for shares not tendered or accepted for payment in the name(s) of, and deliver such check return such certificates to, the person or persons so indicated. Please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC. The undersigned recognizes that Jacada has no obligation pursuant to the “Special Payment Instructions” to transfer any shares from the name of the registered holder(s) thereof if Jacada does not accept for payment any of the shares so tendered.

NOTE: SIGNATURE MUST BE PROVIDED ON PAGE 9.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if certificates for shares not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue to:

Name
(Please Print)

Address
(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 Included Herewith)

SPECIAL DELIVERY INSTRUCTIONS (See Instruction 8)

To be completed ONLY if certificates for shares not accepted for payment and the check for payment of the purchase price of shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail to:

Name
(Please Print)

Address
(Include Zip Code)

SIGN HERE (Also Complete Substitute Form W-9 Below)

(Signature(s) of Shareholder(s))

Dated:                     , 2008

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s)
(Please Print)

Capacity (full title)

Address
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:
(Complete Accompanying Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(If Required—See Instructions 1 and 6)

APPLY MEDALLION GUARANTEE STAMP BELOW

GUARANTEE OF SIGNATURE(s) (SEE INSTRUCTIONS) NAME OF FIRM ADDRESS AUTHORIZED SIGNATURE NAME TITLE AREA CODE AND TELEPHONE NO. DATE

PAYER’S NAME: AST Shareowner Services

SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) OR Employer Identification Number(s) ___________________________________

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)

Part 2—Certification—

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because (a) I am exempt from withholding or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien)

Part 3— Awaiting TIN ☐ Part 4— Exempt TIN ☐

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4.

	Signature:	Date:

Name:
(Please Print)

Address:
(Please Print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE

BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to AST by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number, and that if I do not provide my taxpayer identification number within 60 calendar days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding.

Signature:                                                                                          Date:

Form W-8BEN (Rev. February 2006) Department of the Treasury Internal Revenue Service	Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding	OMB No. 1545-1621
Section references are to the Internal Revenue Code. ▶ See separate instructions. Give this form to the withholding agent or payer. Do not send to the IRS.

Instead, use Form:

• A U.S. citizen or other U.S. person, including a resident alien individual	W-9
• A person claiming that income is effectively connected with the conduct of a trade or business in the United States	W-8ECI
• A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY

•     A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions) W-8ECI or

W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
• A person acting as an intermediary	W-8IMY
Note: See instructions for additional exceptions.

Part 1	Identification of Beneficial Owner (See instructions.)

1	Name of individual or organization that is the beneficial owner	2	Country of incorporation or organization

3	Type of beneficial owner:	☐ Individual	☐ Corporation	☐ Disregarded entity	☐ Partnership	☐ Simple trust
	☐ Grantor trust	☐ Complex trust	☐ Estate	☐ Government	☐ International organization
	☐ Center bank of issue	☐ Tax-exempt organization	☐ Private foundation

4	Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.
	City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)
5	Mailing address (if different from above)
	City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)

6	U.S. taxpayer identification number, if required (see instructions)	7 Foreign tax identifying number, if any (optional)
☐ SSN or ITIN ☐ EIN
8	Reference number(s) (see instructions)

Part 11	Claim of Tax Treaty Benefits (if applicable)

9	I certify that (check all that apply):

	a ☐	The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country.
	b ☐	If required, the U.S. taxpayer identification number is stated on line 6 (see instructions)
	c ☐	The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).
	d ☐	The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
	e ☐	The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.
10	Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article of the treaty identified on line 9a above to claim a % rate of withholding on (specify type of income):
Explain the reasons the beneficial owner meets the terms of the treaty article:

Part 111	Notional Principal Contracts

11	☐	I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

Part 1V	Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

1   I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

2   The beneficial owner is not a U.S. person,

3   The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner’s share of a partnership’s effectively connected income, and

4   For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here	▶
		Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)	Capacity in which acting

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in DTC’s system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) such shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “eligible institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. Shareholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder validly to tender shares pursuant to the Offer, either (a) a Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by AST at its address set forth on the back of this Letter of Transmittal prior to the Expiration Time and either certificates for tendered shares must be received by AST at such address or shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by AST), in each case prior to the Expiration Time, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Shareholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to AST or complete the procedures for book-entry transfer prior to the Expiration Time may tender their shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) tender must be made by or through an eligible institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, in the form provided by Jacada, must be received by AST prior to the Expiration Time and (c) the certificates for all tendered shares in proper form for transfer (or a book-entry confirmation with respect to all such shares), together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by AST, in each case within three business days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. The term “agent’s message” means a message transmitted by DTC to, and received by, AST and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Jacada may enforce such agreement against such participant.

The method of delivery of shares, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the sole election and risk of the tendering shareholder. Shares will be deemed delivered only when actually received by AST (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their shares.

3. Inadequate Space. If the space provided in the box entitled “Description of Shares Tendered” in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of ordinary shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the shares represented by any certificate submitted to AST are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Number of Shares Tendered.” In that case, if any tendered shares are purchased, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance for payment of, and payment for, the shares tendered herewith. All shares represented by certificates delivered to AST will be deemed to have been tendered unless otherwise indicated.

5. Indication of Price at Which Shares are Being Tendered. For shares to be properly tendered, the shareholder MUST either (1) check the box indicating the price per share at which such shareholder is tendering shares under the section captioned “Price (in Dollars) per Share at Which Shares Are Being Tendered” or (2) check the box in the section captioned “Shares Tendered at Price Determined Under the Offer” in order to maximize the chance of having Jacada purchase all of the shares tendered (subject to the possibility of proration) (shareholders should understand that this election may lower the purchase price and could result in the tendered shares being purchased at the minimum price of $3.50 per share). For purposes of determining the purchase price, those shares that are tendered by shareholders agreeing to accept the purchase price determined in the Offer will be deemed to be tendered at the minimum price. Selecting option (1) could result in none of the shareholder’s tendered shares being purchased if the purchase price for the shares turns out to be less than the price selected by the shareholder. Selecting option (2) may lower the purchase price and could result in the shareholder receiving the minimum price of $3.50 per share. Only one box under (1) or (2) may be checked. If more than one box is checked, or if no box is checked, there is no proper tender of shares. A shareholder wishing to tender portions of such shareholder’s share holdings at different prices must complete a separate Letter of Transmittal for each price at which such shareholder wishes to tender each such portion of such shareholder’s shares. The same shares cannot be tendered unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

6. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to Jacada of his or her authority to so act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered owner(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares tendered hereby, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered owner(s), the certificate(s) representing such shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution. See Instruction 1.

7. Share Transfer Taxes. The Company will pay any share transfer taxes with respect to the transfer and sale of shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8. Special Payment and Delivery Instructions. If a check for the purchase price of any shares accepted for payment is to be issued in the name of, and/or certificates for any shares not accepted for payment or not tendered are to be issued in the name of, and/or returned to, a person other than the signer of this Letter of Transmittal, or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 6.

9. Irregularities. The Company will determine in its sole discretion all questions as to the purchase price, the number of shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares. Any such determinations will be final and binding on all persons participating in the Offer, subject to such participant’s disputing such determination in a court of competent jurisdiction. The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in Jacada’s counsel’s opinion, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular shares, and Jacada’s interpretation of the terms of the Offer, including these instructions, will be final and binding on all persons participating in the Offer, subject to such participant’s disputing such determination in a court of competent jurisdiction. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Jacada shall determine. None of Jacada, AST, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

10. Backup Withholding and Withholding. In order to avoid United States backup withholding at a rate of 28% on payments of cash pursuant to the Offer, a shareholder surrendering shares in the Offer must, unless an exemption applies, provide AST with such shareholder’s correct taxpayer identification number (“TIN”), and certify that the shareholder is a U.S. person on Substitute Form W-9 below in this Letter of Transmittal, certify under penalties of perjury that such TIN is correct and that the shareholder is not subject to backup withholding. If a shareholder does not provide a correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the “IRS”) may impose a $50 penalty on such shareholder, and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 28%.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be refunded or credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is provided to the IRS.

A tendering shareholder is required to give AST the TIN (i.e., taxpayer identification number or social security number) of the record owner of the shares being tendered. If the shares are held in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

The box in part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, AST will withhold 28% on all payments made prior to the time a properly certified TIN is provided to AST. However, these amounts will be refunded to such shareholder if a TIN is provided to AST within 60 days.

Some shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Any non-U.S. shareholder as defined in Section 13 of the Offer to Purchase will be subject to withholding on payments received pursuant to the Offer, unless AST determines that a reduced or zero rate of withholding is applicable pursuant to an applicable income tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. Backup withholding generally will not apply to amounts subject to the tax withholding or treaty-reduced rate of withholding. In order to establish an exemption from backup withholding or to obtain a reduced or zero rate of withholding under an applicable income tax treaty, a non-U.S. shareholder must deliver to AST before the payment is made a properly completed and executed IRS Form W-8BEN (or other applicable Form W-8) claiming such reduction or exemption. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a non-U.S. shareholder must deliver to AST before the payment is made a properly completed and executed IRS Form W-8ECI claiming such exemption. Such forms can be obtained from AST. A non-U.S. shareholder may be eligible to file for a refund of such tax or a portion of such tax withheld if such shareholder meets the “complete redemption,” “substantially disproportionate” or “not essentially equivalent to a dividend” tests described in Section 14 of the Offer to Purchase or if such shareholder is entitled to a reduced or zero rate of withholding pursuant to a tax treaty and AST withheld at a higher rate. Non-U.S. shareholders are urged to consult their tax advisor regarding the appropriate IRS Form W-8 in light of their particular circumstances.

11. Declaration Form (“Declaration of Status for Israeli Income Tax Purposes”). Each shareholder surrendering certificates for payment who is eligible for an exemption from Israeli withholding tax, as described in Section 5 and Section 13 of the Offer to Purchase, is required to complete the Declaration Form included in this letter. See also “Important Tax Information” below and the instructions to the Declaration Form. Each holder must date and sign the Declaration Form in the spaces indicated. Failure to provide the information on the form or ineligibly under its terms may subject the holder to Israeli income tax withholding on the purchase price.

12. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact the Information Agent or your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

13. Lost, Destroyed or Stolen Certificates. If your certificate(s) for part or all of your shares has been lost, stolen, destroyed or mutilated, you should check the box for “Lost Certificates” in the box on page 1 and promptly send the completed Letter of Transmittal to AST. Upon receipt of your Letter of Transmittal, AST will provide you with instructions on how to obtain a replacement certificate. You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated. There may be a fee and additional documents may be required to replace lost certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. You are urged to send the properly completed Letter of Transmittal to AST immediately to ensure timely processing of documentation. If you have questions, you may contact AST at (877) 248-6417.

14. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the shares purchased. See Section 1 of the Offer to Purchase.

IMPORTANT TAX INFORMATION

United States

Under U.S. federal income tax law, a shareholder whose tendered shares are accepted for payment is generally required to provide the U.S. Depositary (as payer) with the shareholder’s correct TIN on Substitute Form W-9. If a shareholder is an individual, the TIN generally is the shareholder’s social security number. If the U.S. Depositary is not provided with the correct TIN, the shareholder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to the shareholder with respect to shares purchased pursuant to the offer may be subject to backup withholding of 28%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a penalty may also be imposed by the Internal Revenue Service.

Many shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement on the attached IRS Form W-8 (or other appropriate IRS Form W-8), signed under penalties of perjury, attesting to that individual’s exempt status. Forms of those statements can be obtained from the Information Agent and the U.S. Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” and the enclosed “Guidelines for Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding on Form W-8” for additional instructions. A tax advisor should be consulted as to that shareholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption, including the appropriate IRS Form W-8 in light of such shareholder’s circumstances.

If backup withholding applies, the U.S. Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9. To prevent backup withholding on payments that are made to a shareholder with respect to shares purchased in the offer, each shareholder is required to notify the U.S. Depositary of such shareholder’s correct TIN by completing the Substitute Form W-9 certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b)(i) that shareholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

What Number to Give the U.S. Depositary. Each shareholder, including Holder of Restricted Shares, is required to give the U.S. Depositary the TIN (e.g., social security number or employer identification number) of the record holder of tendered shares. If shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the box in Part 3 of the Substitute W-9 should be checked. If the box in Part 3 is checked, the U.S. Depositary will withhold 28% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the U.S. Depositary. If the holder provides a properly certified TIN within 60 days, the U.S. Depositary will refund the withheld taxes upon the holder’s request.

Israel

The gross proceeds payable to a tendering shareholder in the Offer will generally be subject to Israeli withholding tax at the rate of 20% of the shareholder’s gain on such sale. The Purchaser is seeking an approval from the Israeli Tax Authority, or the ITA, with respect to the withholding tax rates applicable to shareholders as a result of the purchase of shares in the Offer. The Israeli withholding tax is not an additional tax. Rather, the Israeli income tax liability of shareholders subject to Israeli withholding will be reduced by the amount of Israeli tax withheld. If Israeli withholding tax results in an overpayment of Israeli taxes, the holder may apply to the ITA in order to obtain a refund. However, the Purchaser cannot assure you whether and when the ITA will grant such refund.

Purpose of Declaration Form. To prevent withholding of Israeli income tax on payments that are made to a shareholder with respect to shares purchased in the offer, each shareholder is required to notify the U.S. Depositary of such shareholder’s exemption by completing and signing the Declaration Form included in this letter below. The Declaration Form should be completed by holders of Shares, who are either: (i) NOT “residents of Israel” for purposes of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”), or (ii) a bank, broker or financial institution that are “residents of Israel” within the meaning of that term in Section 1 of the Ordinance, holding Shares solely on behalf of beneficial shareholder(s), and are subject to the provisions of the Ordinance and regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made to them with respect to Shares tendered by such beneficial shareholder(s) and accepted for payment by the Purchaser pursuant to the Offer .

The foregoing description of certain tax withholding is only a summary and is qualified by all the terms of, and conditions to, the Offer set forth in the Offer to Purchase. In this respect, you are urged to read Section 5 and Section 13 of the Offer to Purchase.

(Declaration Form Immediately Follows)

DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES

▶  Do not send this form to the IRS  ▶  See separate instructions on the back cover of this form

▶  Read this form together with the Offer to Purchase and Letter of Transmittal accompanying this form

PAYER’S NAME: American Stock Trust & Transfer Company, as U.S. Depositary

Who may use this form and why?

Holders of Shares who wish to tender their Shares pursuant to the Offer to Purchase and the related Letter of Transmittal (which, as amended from time to time, together constitute the “Offer”) may use this form if they tender their Shares in the Offer to the U.S. Depositary and they are either:

•

Non-Israeli Residents: If (i) you are NOT a “resident of Israel” (as defined under Section 1 of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”) (See Instruction II)) for purposes of the Ordinance, or (ii) you are a corporation that is NOT a “resident of Israel”, and Israeli residents are NOT “controlling shareholders” (as defined under Section 68A of the Ordinance (See Instruction III)) of you, nor are Israeli residents the beneficiaries of, or are entitled to, 25.0% or more of your revenues or profits, whether directly or indirectly; then you may be eligible for a full exemption from Israeli withholding tax with respect to the gross proceeds payable to you (if any) pursuant to the Offer. By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow the Purchaser, the U.S. Depositary, your broker or any other withholding agent, or their authorized representatives to exempt you from such Israeli withholding tax; or

•

A Bank, Broker or Financial Institution Resident in Israel: If you are a bank, broker or financial institution resident in Israel that (1) is holding the Shares solely on behalf of beneficial shareholder(s) (so-called “street name” holders), and (2) is subject to the provisions of the Ordinance and regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by you to your beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by the Purchaser pursuant to the Offer (an “Eligible Israeli Broker”), you may be eligible for a full exemption from Israeli withholding tax with respect to the cash payment transmitted to you. By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow the Purchaser, the U.S. Depositary, your broker or withholding agent, or their authorized representatives, to exempt you from such Israeli withholding tax. Consequently, even though the U.S. Depositary will not deduct any Israeli withholding tax from you, pursuant to the provisions of the Ordinance and regulations promulgated thereunder, to which you are subject, you may be required to withhold Israeli tax, as applicable, from the cash payment (if any) made by you to your beneficial shareholder(s). NOTE: AN ELIGIBLE ISRAELI BROKER MAY COMPLETE THIS FORM IF IT IS HOLDING THE SHARES SOLELY ON BEHALF OF HIS CLIENTS, THE BENEFICIAL SHAREHOLDERS.

THIS FORM IS NOT INTENDED FOR YOUR USE IF YOU ARE A “RESIDENT OF ISRAEL” (OTHER THAN A BANK, BROKER OR FINANCIAL INSTITUTION RESIDENT IN ISRAEL).

PLEASE NOTE THAT IF YOU PROVIDE A DECLARATION FORM, YOU ALSO CONSENT TO THE PROVISION OF YOUR DECLARATION FORM TO THE PURCHASER AND/OR THE U.S. DEPOSITARY AND TO THE ISRAELI TAX AUTHORITY (THE “ITA”), IN CASE THE ITA SO REQUESTS, FOR PURPOSES OF AUDIT OR OTHERWISE.

To whom should you deliver this form?

•

If you wish to submit this form and (1) you hold your Shares directly, i.e., you are a registered holder, complete and sign this form and mail or deliver it to the U.S. Depositary (together with the Letter of Transmittal by which you tender your Shares) at one of its addresses set forth below, or (2) you hold your Shares through a broker, dealer, commercial bank, financial institution, trust company or other nominee (a “Broker”), complete and sign this form and mail or deliver it (together with the instruction letter by which you tender your Shares) to such Broker.

Until when should I deliver this form?

•

As described above, this form should be delivered together with the Letter of Transmittal or instruction letter by which you tender your Shares prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Expiration Date (as such term is defined in the Offer to Purchase).

You are urged to consult your own tax advisors to determine the particular tax consequences to you should you tender your Shares in the Offer, including, without limitation, the effect of any state, local or foreign income and any other tax laws and whether or not you should use this form.

PART I	Identification and details of Shareholder (including Eligible Israeli Brokers) (see instructions)

1. Name:	2. Type of Shareholder (more than one box may be applicable):
(please print full name)	☐	Corporation (or Limited	☐	Bank
		Liability Company)	☐	Broker
	☐	Individual	☐	Financial Institution
	☐	Trust
	☐	Partnership
	☐	Other: ___________
3. For individuals only:	4. For all other Shareholders:
Date of birth: _____/_____/______ month / day / year	Country of incorporation or organization:
Country of residence:	Registration number of corporation (if applicable):
Country of citizenship:
Taxpayer Identification or Social Security No:	Country of residence:
5. Permanent Address (state, city, zip or postal code, street, house number, apartment number):
6. Mailing Address (if different from above):	7. Telephone Number (country code, area code and number):

8. I hold the Shares of Jacada (mark X in the appropriate place):

☐       directly, as a Registered Holder

☐      through a Broker. If you marked this box, please state the name of your Broker:

________________________

PART II	Declaration by Non-Israeli Shareholders (see instructions)	▶ Eligible Israeli Brokers should not complete this Part II
A. To be completed only by Individuals. I hereby declare that: (if the statement is correct, mark X in the following box)
☐ I am NOT a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance (See Instruction II), which means, among other things, that:

•      the State of Israel is neither my place of residence nor that of my family,

•      I was NOT present (nor am I planning to be present) in Israel for 183 days or more during this tax year, and

•      I was NOT present in Israel for 30 days or more during this tax year, and the total period of my presence in Israel during this tax year and the two previous tax years will NOT reach 425 days or more in total.

☐      In addition, I either (i) purchased the tendered shares following the initial public offering of Jacada (i.e. after October 1999 in the United States and June 2001 in Israel); or (ii) I am a resident of a country that signed a treaty for the prevention of double taxation an income tax treaty) with the state of Israel.

B. To be completed by Corporations. I hereby declare that: (if correct, mark X in the following box.)
☐ I am NOT a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance (See Instruction II), which means, among other things, that:
• I was NOT incorporated in Israel and was NOT registered with/formed at the Israeli Registrar of Companies, the Israeli Fellowship Societies Registrar or the Israeli Partnerships Registrar, and
• the “control and management” of my business is NOT located in Israel.

☐      Israeli residents are NOT “controlling shareholders” of me within the meaning of that term in Section 68A of the Ordinance (See Instruction III), which means, among other things, that Israeli residents do NOT hold 25.0% or more of any “means of control” of me within the meaning of that term in Section 88 of the Ordinance; nor are Israeli residents the beneficiaries of, or are entitled to, 25.0% or more of my revenues or profits, whether directly or indirectly.

☐      In addition, I either (i) purchased the tendered shares following the initial public offering of Jacada (i.e. after October 1999 in the United States and June 2001 in Israel); or (ii) I am a resident of a country that signed a treaty for the prevention of double taxation an income tax treaty) with the state of Israel.

C. To be completed by Partnerships. I hereby declare that: (if correct, mark X in the following box.)
☐ NO partner (in the partnership), whether an individual or a corporation, is a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance (See Instruction II).

☐      NO partner (in the partnership) that is a corporation has Israeli residents that are “controlling shareholders” within the meaning of that term in Section 68A of the Ordinance (See Instruction III), nor are Israeli residents the beneficiaries of, or are entitled to, 25.0% or more of the revenues or profits of such partner, whether directly or indirectly.

D. To be completed by Trusts. I hereby declare that: (if correct, mark X in the following box)

☐      The Trust was NOT registered in Israel; the settlor of the Trust is NOT an Israeli Resident; the beneficiaries of the Trust are NOT Israeli Residents and the Trustee of the Trust is not an Israeli Resident

☐      The Trust either (i) purchased the tendered shares following the initial public offering of Jacada (i.e. after October 1999 in the United States and June 2001 in Israel); or (ii) is a resident of a country that signed a treaty for prevention of double taxation with the State of Israel.

PART III	Declaration by Israeli Bank, Broker or Financial Institution (see instructions)	▶ Non-Israeli Residents should not complete this Part III

I hereby declare that: (if correct, mark X in the following box)

☐      I am a bank, broker or financial institution that is a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance (See Instruction II), I am holding the Shares solely on behalf of beneficial shareholder(s) and I am subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by me to such beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by the Purchaser pursuant to the Offer.

PART IV	Certification. By signing this form, you also declare that:

•      You understood this form and completed it correctly and pursuant to the instructions.

•      You provided accurate, full and complete details in this form.

•      You are aware that providing false details constitutes a felony under the Ordinance.

•      You are aware that this form may be provided to the Israeli Tax Authority, in case the Israeli Tax Authority so requests, for purposes of audit or otherwise.

•      You understand that the instructions to this form constitute an integral part thereof.

SIGN HERE ▶
	Signature of Shareholder (or individual authorized to sign on your behalf)	Date	Capacity in which acting

INSTRUCTIONS

Forming Part of the Declaration of Status for Israeli Income Tax Purposes

I. General Instructions. This Declaration Form (Declaration of Status for Israeli Income Tax Purposes), or this Form, should be completed by holders of Shares who wish to tender their Shares pursuant to the Offer, and who are either: (i) NOT “residents of Israel” for purposes of the Ordinance (See Instruction II below), and if the holder of Shares is a corporation then Israeli residents are NOT “controlling shareholders” of such corporation within the meaning of Section 68A of the Ordinance (See Instruction III below), and Israeli residents are NOT the beneficiaries of, or are entitled to, 25.0% or more of the revenues or profits of such corporation, whether directly or indirectly, or (ii) a bank, broker or financial institution that are “residents of Israel” within the meaning of that term in Section 1 of the Ordinance, holding Shares solely on behalf of beneficial shareholder(s), and are subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by them to such beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by the Purchaser pursuant to the Offer. Israeli residents who are NOT Eligible Israeli Brokers should not use this Form.

Part I (Identification and details of Shareholder). You should complete Item 1, 2 and 5 through 8 and either (i) Item 3, if you are an individual, or (ii) Item 4, if you are a corporation (or limited liability company), trust, partnership or other entity.

Part II (Declaration by Non-Israeli Shareholder). If you are NOT an Israeli resident, you should complete either Section A (for Individuals), Section B (for Corporations), Section C (for Partnerships) or Section D (for Trusts). If you do not mark a box you will be deemed to answer that the corresponding item is not correct with respect to you.

Part III (Declaration by Israeli Bank, Broker or Financial Institution). If you are an Eligible Israeli Broker, you should complete this Item.

Part IV (Certification). By signing this Form, you also make the statements in Part IV.

Inadequate Space. If the space provided on this Form is inadequate, you should insert such details on a separate signed schedule and attached to this Form.

Determination of Validity. All questions as to the validity, form or eligibility (including time of receipt) of this Form will be, subject to applicable law, determined by the Purchaser, in its sole discretion, which determination will be final and binding on all parties. None of the Purchaser, the U.S. Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any Form or incur any liability for failure to give any such notification. For more details, see Section 5 of the Offer to Purchase.

Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth on the back cover. Additional copies of this Form may be obtained from the Information Agent.

The method of delivery of this Form is at your option and risk, and the delivery will be deemed made only when actually received by your Broker or the U.S. Depositary. If delivery is by mail, registered mail with return receipt requested, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent Forms will be accepted.

II. Definition of Resident of Israel for Israeli Tax Purposes

Section 1 of the Ordinance defines a “resident of Israel” or a “resident” as follows:

“(A) with respect to an individual—a person whose center of vital interests is in Israel; for this purpose the following provisions will apply:

(1) in order to determine the center of vital interests of an individual, account will be taken of the individual’s family, economic and social connections, including, among others:

(a) place of permanent home;

(b) place of residential dwelling of the individual and the individual’s immediate family;

(c) place of the individual’s regular or permanent occupation or the place of his permanent employment;

(d) place of the individual’s active and substantial economic interests;

(e) place of the individual’s activities in organizations, associations and other institutions;

(2) the center of vital interests of an individual will be presumed to be in Israel:

(a) if the individual was present in Israel for 183 days or more in the tax year;

(b) if the individual was present in Israel for 30 days or more in the tax year, and the total period of the individual’s presence in Israel that tax year and the two previous tax years is 425 days or more.

For the purposes of this provision, “day” includes a part of a day.

(3) the presumption in subparagraph (2) may be rebutted either by the individual or by the assessing officer;

(4) …;

(B) with respect to a body of persons—a body of persons which meets one of the following:

(1) it was incorporated in Israel;

(2) the “control and management” of its business is exercised in Israel.”

III. Definition of Controlling Shareholder for Purposes of Section 68A of the Ordinance

Section 68A of the Ordinance defines “controlling shareholders” as follows:

“Controlling shareholders”—shareholders that hold, directly or indirectly, alone, or together with another, or together with another Israeli resident, one or more of the means of control at a rate exceeding 25.0%.”

Section 88 of the Ordinance defines the terms “means of control” and “together with another” as follows:

““Means of control”—in a corporation—each of the following:

(1) the right to profits;

(2) the right to appoint a director or a chief executive officer in the company, or equivalent position holders in another corporation;

(3) a voting right in the general meeting of a company, or in an equivalent body in another corporation;

(4) the right to a portion of the remainder of the assets after settlement of liabilities, upon wind-up;

(5) the right to instruct anyone holding the rights listed in clauses (1) to (4) on the manner in which his right shall be executed;

and all, whether by virtue of shares, rights to shares or other rights, or in any other manner, including by way of voting agreements or through a trust.”

“Together with another”—together with a relative, and together with he who is not a relative and they have between them a cooperation on a permanent basis under an agreement regarding material issues of a corporation, directly or indirectly;”

This Letter of Transmittal and certificates and any other required documents should be sent or delivered by each shareholder or that shareholder’s broker, dealer, commercial bank, trust company or other nominee to the U.S. Depositary at one of its addresses set forth below.

IMPORTANT. This Letter of Transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by AST prior to the Expiration Time and either certificates for tendered shares must be received by AST or shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Time, or the tendering shareholder must comply with the procedures for guaranteed delivery.

Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

The U.S. Depositary for the offer is:

By Hand or Overnight Courier:	By Facsimile Transmission:	By Mail:
American Stock Transfer & Trust Company	(for Guaranteed Deliveries only):	American Stock Transfer & Trust Company
Operations Center		Operations Center
Attn: Reorganization Department	+ 1-718-234-5001	Attn: Reorganization Department
6201 15th Avenue	Confirm by Telephone:	P.O. Box 2042
Brooklyn, New York 11219	Toll-free (877) 248-6417	New York, New York 10272-2042
+1-718-921-8317
The Israeli Depository for the offer is:

CLAL FINANCE BATUCHA INVESTMENT MANAGEMENT LTD.
By Hand or Overnight Courier:	By Facsimile Transmission:	By Mail:

Clal Finance Batucha Investment Management Ltd.	(972) 3-5653533	Clal Finance Batucha Investment Management Ltd.
37 Menahem Begin Road, Tel Aviv 65220, Israel	Confirm by Telephone: (972) 3-5653529	37 Menahem Begin Road, Tel Aviv 65220, Israel

Questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the offer.

The Information Agent for the offer is:

105 Madison Avenue

New York, New York 10016

call collect (212) 929-5500

or

toll-free (800) 322-2885

Our Israeli legal counsel is:

Meitar Liquornik Geva & Leshem Brandwein

16 Abba Hillel Silver Road

Ramat Gan 52506, Israel

Tel: (972) 3-6103100

Fax: (972) 3-6103111

Attn: Dan Geva, Adv. and David S. Glatt, Adv.